Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

May 5, 2016

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Deutsche Government Cash Management Fund (formerly Cash Management Fund) – Institutional Shares, Deutsche Government Cash Reserves Fund Institutional (formerly Cash Reserves Fund Institutional) – Institutional Class and Deutsche Government Money Market Series (formerly Deutsche Money Market Series) – Institutional Shares (collectively, the “Funds”), each a series of Deutsche Money Market Trust (formerly DWS Money Market Trust) (the “Trust”); (Reg. Nos. 002-78122 and 811-03495)

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended, the Trust hereby certifies that the form of Prospectus and Statement of Additional Information that would have been filed on behalf of the Funds pursuant to Rule 497(c) upon the effectiveness of Post-Effective Amendment No. 75 to the Trust’s Registration Statement on Form N-1A (the “Amendment”) would not have differed from that contained in the Amendment, which is the most recent amendment to such Registration Statement relating to the Funds and was filed electronically on April 29, 2016.

Please direct any comments or questions on this filing to the undersigned at (617) 295-3986.

Very truly yours,

/s/ Scott D. Hogan

Scott D. Hogan

Director

Deutsche Investment Management Americas Inc.

cc: John Marten, Esq., Vedder Price P.C.